ING Equity Trust

ING Mid Cap Value Fund (“Fund”)

Supplement dated January 31, 2014

to the Fund’s Class I Prospectus dated September 30, 2013; and

to the Fund’s Class I Summary Prospectus dated September 30, 2013

(each a “Prospectus” and collectively “Prospectuses”)

On November 21, 2013, the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s sub-advisers adding LSV Asset Management (“LSV”) as an additional sub-adviser to the Fund along with a change to the Fund’s principal investment strategies. RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) and Wellington Management Company, LLP (“Wellington”) each currently manage a portion of the Fund’s assets. From the opening of business on January 24, 2014 through the close of business on February 9, 2014, the Fund will be in a “transition period” during which time a transition manager will sell a portion of the Fund’s assets currently managed by RBC and Wellington and may hold a large portion of these assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Beginning on or about February 10, 2014, LSV, RBC GAM (US) and Wellington will be the Fund’s sub-advisers and will each manage a portion of the Fund’s assets. In conjunction with the change with respect to the Fund’s sub-advisers, Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani will be added as portfolio managers for the portion of the Fund’s assets allocated to LSV.

Effective on or about February 10, 2014, the Fund’s Prospectuses are hereby revised as follows:

1.                                      The subsection entitled “Fees and Expenses of the Fund — Portfolio Turnover” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

On or about February 10, 2014, LSV Asset Management (“LSV”) will be added as an additional sub-adviser to the Fund.  RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) and Wellington Management Company, LLP (“Wellington”) each currently manage a portion of the Fund’s assets. From the opening of business on January 24, 2014 through the close of business on February 9, 2014, the Fund will be in a “transition period” during which time a transition manager will sell a portion of the Fund’s assets currently managed by RBC and Wellington which will result in buy and sell transactions.  These transactions will likely cause an increase in the Fund’s portfolio turnover rate. These transactions could result in the realization of taxable gains or losses for the Fund. In addition, these transactions will result in transaction costs which will ultimately be borne by shareholders.

2.                                      The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the S&P MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. As of June 28, 2013, this range was approximately $527.9 million to $21.5 billion.

The Fund focuses on securities that the sub-advisers believe are undervalued in the marketplace.

The Fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets.

The Fund may also invest up to 20% of its net assets in real estate investment trusts (“REITs”).

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

LSV Asset Management (“LSV”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), and Wellington Management Company, LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Fund’s investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.

LSV Asset Management

LSV’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up, contrarian value approach. The primary components of LSV’s quantitative model are:

•                  indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,

•                  indicators of past negative market sentiment, such as poor past stock price performance,

•                  indicators of recent momentum, such as high recent stock price performance, and

•                  control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overall universe of mid-cap companies.

RBC GAM (US)

RBC GAM (US) uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. This analysis considers factors such as attractive and sustainable business fundamentals, financial strength, management strength, and low valuation.

Wellington Management

Wellington Management employs a contrarian approach to stock selection. The approach demands an emphasis on extensive research to identify stocks of companies that Wellington Management believes possess fundamentals that are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Wellington Management’s investment approach. Wellington Management’s determination of a stock’s value is based on three primary criteria: its issuer’s earnings power, growth potential, and price-to-earnings ratio. Wellington Management then selects the stocks whose issuers, in its opinion, have the most compelling blend of attractive valuation, a strong management team, and strong industry position.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

3.                                      The section entitled “Portfolio Management” of the Fund’s Prospectus is hereby deleted and replaced with the following:

From the opening of business on January 24, 2014 through the close of business on February 9, 2014, a portion of the Fund’s assets will be managed by a transition manager in preparation for the addition of a new Sub-Adviser: LSV Asset Management.  Effective on or about February 10, 2014, the following serve as adviser, sub-advisers, and portfolio managers to the Fund:

PORTFOLIO MANAGEMENT

Investment Adviser

ING Investments, LLC

Sub-Adviser	LSV Asset Management
Portfolio Managers
Josef Lakonishok	Puneet Mansharamani
Portfolio Manager (since 02/14)	Portfolio Manager (since 02/14)
Menno Vermeulen
Portfolio Manager (since 02/14)

Sub-Adviser	RBC Global Asset Management (U.S.) Inc.
Portfolio Managers
Stephen E. Kylander
Portfolio Manager (since 09/11)
Lance F. James
Portfolio Manager (since 09/11)

Sub-Adviser	Wellington Management Company, LLP
Portfolio Manager
James N. Mordy
Portfolio Manager (since 09/11)

4.                                The subsection entitled “Management of the Funds — ING Mid Cap Value Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

ING Mid Cap Value Fund

The Multi-Manager Approach

LSV Asset Management, RBC Global Asset Management (U.S.) Inc., and Wellington Management Company, LLP are the sub-advisers of ING Mid Cap Value Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

The Adviser will determine what it believes to be the optimal allocation of the assets under management between the three sub-advisers. Subsequent inflows and outflows will be allocated among the three sub-advisers to maintain this allocation.

LSV Asset Management

LSV Asset Management (“LSV” or “Sub-Adviser”) was established in 1994 and specializes in value equity management for institutional investors around the world. LSV is a partnership between LSV’s employees and management team, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.  The principal address of LSV is 155 N. Wacker Drive, Suite 4600, Chicago, IL 60606.  As of December 31, 2013, LSV managed approximately $82 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Mid Cap Value Fund’s assets allocated to LSV.

Josef Lakonishok, Ph.D., Portfolio Manager, is also the Chief Executive Officer, Chief Investment Officer, and a Founding Partner of LSV and has been with LSV since its inception in 1994.

Menno Vermeulen, CFA and Portfolio Manager, is also a Partner of LSV and has been with LSV since 1998.

Puneet Mansharamani, CFA and Portfolio Manager, is also a Partner of LSV and has been with LSV since 2000.

RBC Global Asset Management (U.S.) Inc.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Sub-Adviser”) is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporation and investment banking, and transaction processing services on a global basis. RBC employs approximately 74,000 full and part time employees who serve close to 15 million personal, business, public sector, and institutional clients through offices in Canada, the United States, and 51 other countries. RBC GAM (US) is a federally registered investment adviser headquartered in Minneapolis, Minnesota. Founded in 1983, RBC GAM (US) offers a number of investment specialties to institutions in both separate accounts and RBC funds.

The principal address of RBC GAM (US) is 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. As of June 30, 2013 RBC GAM (US) managed approximately $42.7 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Mid Cap Value Fund’s assets allocated to RBC GAM (US).

Lance F. James, managing director and senior portfolio manager, joined RBC GAM (US) as an investment professional in 2006.

Stephen E. Kylander, vice president and senior portfolio manager, joined RBC GAM (US) as an investment professional in 2006.

Wellington Management Company, LLP

Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”) is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

As of June 30, 2013, Wellington Management had investment management authority with respect to approximately $774 billion in assets.

The following individual is responsible for the day-to-day management of ING Mid Cap Value Fund’s assets allocated to Wellington Management.

James N. Mordy, Senior Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 1985.

Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Sub-Adviser
02/10/14	ING Mid Cap Value Fund	LSV Asset Management was added as an additional Sub-Adviser*
Since Inception	ING Mid Cap Value Fund	RBC Asset Management (U.S.) Inc. and Wellington Management Company, LLP

* The addition of the an additional sub-adviser resulted in a change to the Fund’s principal investment strategies.

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ING Equity Trust

ING Mid Cap Value Fund (“Fund”)

Supplement dated January 31, 2014

to the Fund’s Class I Statement of Additional Information (“SAI”)

dated September 30, 2013

On November 21, 2013, the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s sub-advisers adding LSV Asset Management (“LSV”) as an additional sub-adviser to the Fund along with a change to the Fund’s principal investment strategies and a change to the Fund’s expense structure effective on or about February 10, 2014. RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) and Wellington Management Company, LLP (“Wellington”) each currently manage a portion of the Fund’s assets. From the opening of business on January 24, 2014 through the close of business on February 9, 2014, the Fund will be in a “transition period” during which time a transition manager will sell a portion of the Fund’s assets currently managed by RBC and Wellington and may hold a large portion of these assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Beginning on or about February 10, 2014, LSV, RBC GAM (US) and Wellington will be the Fund’s sub-advisers and will each manage a portion of the Fund’s assets. In conjunction with the change with respect to the Fund’s sub-advisers, Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani will be added as portfolio managers for the portion of the Fund’s assets allocated to LSV.

Beginning on or about the close of business of February 10, 2014, the Fund’s SAI is hereby revised as follows:

1.                                      The line item with respect to the Fund in the table of the section entitled “Adviser” is hereby deleted and replaced with the following:

Multi-Manager Fund	Sub-Adviser
Mid Cap Value Fund	LSV Asset Management (“LSV”) RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) Wellington Management Company, LLP (“Wellington”)

2.                                      The line item with respect to the Fund in the table of the subsection entitled “Adviser — Advisory Fees” of the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Annual Investment Management Fee
Mid Cap Value	0.70% of the Fund’s average daily net assets(1)

3.                                      The following is added as footnote (1) to the table of the subsection entitled “Adviser — Advisory Fees” of the Fund’s SAI:

(1)                                 Pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for ING Mid Cap Value Fund so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the aggregated blended sub-advisory fee rates for the Fund after the addition of LSV from the close of business on February 10, 2014 through October 1, 2015. There is no guarantee that the waiver will continue after October 1, 2015. This agreement will renew if the Adviser elects to renew it. Notwithstanding the foregoing, termination or modification of this agreement requires approval by the Fund’s Board.

4.                                      The section entitled “Sub-Advisers — Sub-Advisory Agreements — Mid Cap Value Fund” is hereby amended to add the following:

Mid Cap Value Fund

Pursuant to a Sub-Advisory Agreement dated February 10, 2014 between the Adviser and LSV, LSV serves as a Sub-Adviser to Mid Cap Value Fund.  In this capacity, LSV, subject to the supervision and control of ING Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  LSV is located at 155 N. Wacker Drive, Suite 4600, Chicago, IL 60606.

5.                                      The line item with respect to the Fund in the table of the section entitled “Sub-Advisory Fees” is deleted and replaced with the following:

Fund	Annual Sub-Advisory Fee
Mid Cap Value	LSV: 0.375% on all assets RBC GAM (US): 0.425% on the first $100 million; 0.40% on the next $200 million; and 0.35% in excess of $300 million Wellington Management: 0.45% on all assets

6.                                      The subsection entitled “Portfolio Managers — Mid Cap Value Fund” is hereby amended to include the following:

From the opening of business on January 24, 2014 through the close of business on February 9, 2014, a portion of the Fund’s assets will be managed by a transition manager in preparation for the addition of a new Sub-Adviser: LSV.  Effective on or about February 10, 2014, the following serve as sub-advisers to the Fund:

LSV, RBC GAM (US) and Wellington

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LSV

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts(2)	Total Assets
Josef Lakonishok	30	$11,525,971,088	47	$13,789,398,229	402	$56,976,622,072
Menno Vermeulen	30	$11,525,971,088	47	$13,789,398,229	402	$56,976,622,072
Puneet Mansharamani	30	$11,525,971,088	47	$13,789,398,229	402	$56,976,622,072

(1) Six of these accounts with total assets of $615,651,142 have a performance-based advisory fee.

(2) Thirty-six of these accounts with total assets of $9,918,879,738 have a performance-based advisory fee.

Potential Conflicts of Interest

The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts.  A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee, and accounts in which employees may be invested.  LSV has policies and procedures to monitor for these potential conflicts and designed to ensure that investment opportunities are fairly allocated to all clients.

Compensation Structure of Portfolio Manager

The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio managers as of December 31, 2013 including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Josef Lakonishok	None
Menno Vermeulen	None
Puneet Mansharamani	None

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